UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

Fuda Faucet Works, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-7879	13-2648442
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ge Jia Ba, Hua Ting, Yiyang Jiangxi, PRC 334400
(Address of principal executive offices)

Registrant’s telephone number, including area code:	86 793-58887178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountants.

On January 16, 2008, our board of directors dismissed Bagell, Josephs, Levine & Company, LLC (“Bagell”) as our independent registered accounting firm and selected Bernstein & Pinchuk LLP (“Bernstein”) to serve as our independent registered accounting firm. As part of Bernstein’s engagement, Bernstein will also audit our financial statements at December 31, 2007. At no time since its engagement has Bernstein had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant.

Our financial statements at May 31, 2007 and 2006 were audited by Bagell. The audit report of Bagel for 2007 and 2006 included a going-concern qualification and stated that our negative working capital and deficit in equity raised substantial doubt about our ability to continue as a going concern. Except for this going-concern qualification, the report on our financial statements for both 2007 or 2006 did not contain any adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Bagell during 2007 or 2006 or any subsequent interim period through the date of dismissal on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Bagell’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Item 5.03 Change in Fiscal Year.

On January 16, 2008, we changed our fiscal year to the calendar year. The change in fiscal year will be reflected in our Form 10-KSB for the year ended December 31, 2007. The change of fiscal year results from our acquisition of Moral Star Development Limited, a British Virgin Islands company and its wholly-owned subsidiary, Jiangxi Moral Star Copper Technology Co., Ltd. (Moral Star) on December 3, 2007 in a transaction accounted for as a reverse acquisition. Moral Star is a wholly foreign-owned enterprise under the laws of the Peoples’ Republic of China (“PRC”). Moral Star is a party to a series of contractual arrangements with Jiangxi Yiyang Fuda Copper Co. Ltd. (“Fuda”), a limited liability company headquartered in, and organized under the laws of, the PRC. Prior to the reverse acquisition, our business was conducted by Fuda. As a result, Fuda is the accounting acquiring entity, and our historical financial statements will reflect the operations of Fuda as if Fuda had made the acquisition. The audited financial statements of Fuda for the years ended December 31, 2006 and 2005 are included in our Current Report on Form 8-K which was filed on December 10, 2007.

Item 9.01 Financial Statements and Exhibits.

Exhibits

16.1	Letter from Bagell, Josephs, Levine & Company, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUDA FAUCET WORKS, INC. (Registrant)

Date: January 17, 2008	By:	/s/Wu Yiting
Wu Yiting, Chief Executive Officer